UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2007

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 240, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant

(a) By letter dated May 31, 2007, KPMG LLP (“KPMG”) was dismissed as the independent public accounting firm for the Huttig Building Products, Inc. Savings and Profit Sharing Plan, a qualified 401(k) plan (the “Plan”). KPMG continues to serve as the independent public accounting firm for Huttig Building Products, Inc. (the “Company”), the sponsor of the Plan. The decision to dismiss KPMG as the independent public accounting firm for the Plan was approved by management of the Company, the administrator of the Plan.

KPMG’s audit reports on the Plan’s financial statements as of and for the fiscal years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Plan’s fiscal years ended December 31, 2005 and 2004 and the subsequent period through May 31, 2007, there were no disagreements between the Plan or the Company as its sponsor and KPMG on any matters of accounting principles or practices, financial statement disclosures or auditing scope or procedures, which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinions to the subject matter of the disagreement, and there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K between the Plan and KPMG.

KPMG was provided a copy of the foregoing disclosures and was requested to provide a letter from KPMG to the Securities and Exchange Commission stating whether or not KPMG agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) By agreement dated May 30, 2007, Brown Smith Wallace LLC (“Brown Smith”) was retained as the independent public accounting firm to audit the financial statements of the Plan as of and for the year ended December 31, 2006. The decision to retain Brown Smith was approved by management of the Company, the administrator of the Plan. During the years ended December 31, 2005 and 2004 and the subsequent period through May 31, 2007, neither the Plan, nor anyone acting on its behalf, consulted Brown Smith regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 5, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: June 5, 2007

/s/ David L. Fleisher
David L. Fleisher
Vice President, Chief Financial Officer and Secretary